EXHIBIT 10.425
THIRD AMENDMENT

THIRD AMENDMENT, dated as of September 27, 2021 (the “Amendment”), to the Credit Agreement, dated as of April 21, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TD AMERITRADE CLEARING, INC., a Nebraska corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), U.S. BANK NATIONAL ASSOCIATION, as syndication agent, BARCLAYS BANK PLC, TD SECURITIES (USA) LLC, WELLS FARGO BANK,
N.A. and INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH, as co-documentation agents and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.Amendment to Credit Agreement. Section 1.01 of the Credit agreement is hereby amended by amending and restating the definition of “Fiscal Year” set forth therein in its entirety as follows:

“Fiscal Year” means a fiscal year of the Borrower and its Consolidated Subsidiaries ending on the last day of December in any calendar year.

3.Representations and Warranties. Immediately before and after giving effect to the Third Amendment Effective Date (as defined below), (x) the representations and warranties of the Borrower set forth in the Credit Agreement or any other Credit Document shall be true and correct in all material respects on and as of the Third Amendment Effective Date (except those representations and warranties that are qualified by “materiality”, “Material Adverse Effect” or similar language, in which case such representation or warranty shall be true and correct in all respects), and except to the extent any such representation or warranty is stated to relate solely to an earlier date (other than the Effective Date), in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (except those representations and warranties that are qualified by “materiality”, “Material Adverse Effect” or similar language, in which case such representation or warranty shall be true and correct in all respects as of such earlier date) and (y) no Default or Event of Default shall have occurred and be continuing.

4.Effectiveness. This Amendment shall become effective on the date that

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the following conditions shall have been satisfied (the “Third Amendment Effective Date”):

(a) Amendment. The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Borrower and the Lenders party to the Credit Agreement constituting the “Required Lenders” thereunder.

(b) To the extent invoiced at least two (2) Business Days prior to the Third Amendment Effective Date, the Administrative Agent shall have received payment or reimbursement of all out-of-pocket expenses incurred in connection with this Amendment, and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of counsel.

(c)The representations and warranties set forth in Section 3 hereof shall be true and correct.

5. Reference to and Effect on the Credit Agreement; Limited Effect. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

6. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7. Credit Document; Integration. This Amendment shall constitute a Credit Document. This Amendment and the other Credit Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. The provisions of Section 9.06(b) of the Credit Agreement are hereby incorporated herein and shall apply, mutatis mutandis, to this Amendment.

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IN WI1NESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TD AMERITRADE CLEARING, INC.

By:	/s/ Gregg Fuesel
Name: Gregg Fuesel
Title: CFO

By:
Name: Michael Asmus
Title: Treasurer

[Signature Page to the Third Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TD AMERITRADE CLEARING, INC.

By:
Name: Gregg Fuesel
Title: CFO

By:	/s/ Michael Asmus
Name: Michael Asmus
Title: Treasurer

[Signature Page to the Third Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:	/s/ Victoria Teterceva
Name: Victoria Teterceva
Title: Executive Director
[Signature Page to the Third Amendment]

INDUSTRIAL AND COMMERCIAL BANK OF
CHINA LTD, NEW YORK BRANCH

By:	/s/ Letian Yan
Name: Letian Yan
Title: Vice President

By:	/s/ Jeffrey Roth
Name: Jeffrey Roth
Title: Executive Director

[Signature Page to the Third Amendment]

BARCLAYS BANK PLC, as Lender

By:	/s/ Arvind Admal
Name: Arvind Admal
Title: Vice President
[Signature Page to the Third Amendment]

THE BANK OF NEW YORK MELLON,
as a Lender,

By:	/s/ Amanda Faloon
Name: Amanda Faloon
Title: Vice President

[Signature Page to the Third Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Niedbalski
Name: Eric Niedbalski
Title: Vice President

[Signature Page to the Third Amendment]

Bank of America, N.A.		,
as a Lender

By:	/s/ Maryanne Fitzmaurice
Name: Maryanne Fitzmaurice
Title: Director

[Signature Page to the Third Amendment]

First National Bank of Omaha

By:	/s/ David S. Erker
Name: David S. Erker
Title: Vice President
[Signature Page to the Third Amendment]

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Maria Macchiaroli
Name: Maria Macchiaroli
Title: Authorized Signatory

Internal
[Signature Page to the Third Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ James Mastroianna
By:	James Mastroianna
Title:	Director

Address For Notices:
90 S 7th Street, 6th floor
Minneapolis, MN 55402
MAC N9305-06H

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